UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2005
________________

KEY CONSUMER RECEIVABLES LLC
(Exact Name of Registrant as Specified in Charter)
___________________

Delaware	333-114367-01	34-1938746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Key Tower 127 Public Square Cleveland, Ohio 44114
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (216) 689-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	-	Other Events
Item 8.01

                    On or about November 17, 2005, KeyBank National Association transferred a portfolio of student loans to Key Consumer Receivables LLC and Key Consumer Receivables LLC transferred the student loans to KeyCorp Student Loan Trust 2005-A (the “Trust”).  This Current Report on Form 8-K is being filed to file a copy of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Student Loan Transfer Agreement, Note Underwriting Agreement and Administration Agreement (as listed below) and other operative agreements executed in connection with the issuance of the Notes.

Section 9	–	Financial Statements and Exhibits
Item 9.01.		Financial Statements and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits:

Item 601(a) of Regulation S-K

Exhibit No.	Description

4.1	Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and Deutsche Bank Trust Company Delaware (the “Owner Trustee”), dated as of November 1, 2005.

4.2

Indenture, among KeyCorp Student Loan Trust 2005-A (the “Trust”), JPMorgan Chase Bank, National Association (the “Indenture Trustee” and the “Eligible Lender Trustee”), and JPMorgan Chase Bank, National Association, as paying agent and note registrar, dated as of November 1, 2005.

4.3

Sale and Servicing Agreement, among Key Consumer Receivables LLC (the “Depositor”) KeyBank National Association (the “Master Servicer” and the “Administrator”) the Trust, the Depositor Eligible Lender Trustee and the Eligible Lender Trustee, dated as of November 1, 2005.

4.4	Administration Agreement, among KeyBank National Association, the Trust and the Indenture Trustee, dated as of November 1, 2005.

4.5

Student Loan Transfer Agreement between KeyBank National Association (as Seller), Key Consumer Receivables LLC (as Purchaser) and JPMorgan Chase Bank, National Association (as Depositor Eligible Lender Trustee), dated as of November 1, 2005.

10.1	Note Underwriting Agreement between KeyBank National Association, Key Consumer Receivables LLC and Deutsche Bank Securities Inc., dated as of November 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By:  /s/ Krista C. Neal

Name:

Krista C. Neal

Title:

Treasurer

KEYBANK NATIONAL ASSOCIATION

By:  /s/ Krista C. Neal

Name:

Krista C. Neal

Title:

Vice President

Dated:  November 28, 2005

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amended and Restated Trust Agreement, between Key Consumer Receivables LLC and Deutsche Bank Trust Company Delaware (the “Owner Trustee”), dated as of November 1, 2005.

4.2

Indenture, among KeyCorp Student Loan Trust 2005-A (the “Trust”), JPMorgan Chase Bank, National Association (the “Indenture Trustee” and the “Eligible Lender Trustee”), and JPMorgan Chase Bank, National Association, as paying agent and note registrar, dated as of November 1, 2005.

4.3

Sale and Servicing Agreement, among Key Consumer Receivables LLC (the “Depositor”) KeyBank National Association (the “Master Servicer” and the “Administrator”) the Trust, the Depositor Eligible Lender Trustee and the Eligible Lender Trustee, dated as of November 1, 2005.

4.4	Administration Agreement, among KeyBank National Association, the Trust and the Indenture Trustee, dated as of November 1, 2005.

4.5

Student Loan Transfer Agreement between KeyBank National Association (as Seller), Key Consumer Receivables LLC (as Purchaser) and JPMorgan Chase Bank, National Association (as Depositor Eligible Lender Trustee), dated as of November 1, 2005.

10.1	Note Underwriting Agreement between KeyBank National Association, Key Consumer Receivables LLC and Deutsche Bank Securities Inc., dated as of November 10, 2005.